UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 27, 2021
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Veeva Systems Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-36121	20-8235463
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4280 Hacienda Drive
Pleasanton, California 94588
(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code: (925) 452-6500
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value $0.00001 per share	VEEV	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 1.01.    Entry into a Material Definitive Agreement.

Indemnification Agreement

On January 28, 2021, the board of directors (the "Board") of Veeva Systems Inc. ("Veeva") approved a revised indemnification agreement for each of Veeva's directors and executive officers. These indemnification agreements are generally consistent with our previous indemnification agreements and have been updated in connection with Veeva becoming a public benefit corporation.

The foregoing description of the indemnification agreements is qualified in its entirety by the full text of the form of indemnification agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Between January 27 and 28, 2021, each of Veeva's Class I and Class III directors (Dr. Hedley and Messrs. Carges, Chamberlain, Codd, Gassner, and Sekhri) submitted a resignation letter to Veeva, to be effective immediately prior to the 2021 annual meeting of stockholders, in order to facilitate the declassification of Veeva’s Board. This is described in more depth in the section of the definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on December 3, 2020 (the “Special Meeting Proxy Statement”) titled “Proposed Declassification of the Board,” which is incorporated herein by reference.

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Veeva filed our Restated Certificate of Incorporation (the “Certificate of Incorporation”), which reflects the two certificates of amendment that our stockholders approved on January 13, 2021, with the Delaware Secretary of State effective on February 1, 2021. Descriptions of the changes to the Certificate of Incorporation are contained in the sections of the Special Meeting Proxy Statement, titled “Proposed Changes to our Certificate of Incorporation and Vote Required,” “Proposed Declassification of the Board,” and Annexes A and B, which are incorporated herein by reference. These changes generally relate to Veeva’s becoming a public benefit corporation and declassifying our Board. The description above is qualified in its entirety by reference to the full text of the Certificate of Incorporation, which is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated into this Item 5.03 by reference.

Veeva’s Restated Bylaws (as so restated, the “Bylaws”) were approved effective February 1, 2021. Descriptions of the changes to the Bylaws are contained in the sections of the Special Meeting Proxy Statement titled “Associated Amendments to Our Bylaws” and “Amendments to Our Amended and Restated Bylaws,” which are incorporated herein by reference. These changes generally relate to Veeva’s becoming a public benefit corporation, declassifying our board of directors, implementing majority voting for directors in non-contested elections, and codifying clarifications and recent changes in Delaware law. The description above is qualified in its entirety by reference to the full text of the Bylaws, which is attached as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated into this Item 5.03 by reference.
Item 9.01.    Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.	Description
3.1	Restated Certificate of Incorporation of Veeva, dated February 1, 2021.
3.2	Amended and Restated Bylaws of Veeva, dated February 1, 2021.
10.1	Form of Indemnification Agreement by and between Veeva and its directors and officers.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Veeva Systems Inc.

	By:	/s/ Josh Faddis
Josh Faddis
Senior Vice President, General Counsel

Dated: February 1, 2021